REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders
of the SignalPoint
Global Alpha Fund
and the Board of
Trustees of Mutual
Fund Series Trust

In planning and
performing our audit of
the financial statements
of SignalPoint Global
Alpha Fund (the
"Fund"), a series of
shares of beneficial
interest of the Mutual
Fund Series Trust, as of
and for the period
ended September 30,
2013, in accordance
with the standards of
the Public Company
Accounting Oversight
Board (United States),
we considered the
Fund's internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Fund's internal control
over financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with accounting
principles generally
accepted in the United
States of America
("GAAP").  A
company's internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that, in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary
to permit preparation of
the financial statements
in accordance with
GAAP, and that receipts
and expenditures of the
company are being
made only in
accordance with
authorizations of
management and
trustees of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of the
company's assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become
inadequate because of
changes in conditions or
that the degree of
compliance with the
policies or procedures
may deteriorate.  A
deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.  A material
weakness is a
deficiency, or
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement
of the Fund's annual or
interim financial
statements will not be
prevented or detected
on a timely basis.


Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in
the first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
internal control over
financial reporting and
its operations, including
controls over
safeguarding securities
that we consider to be
material weaknesses,
as defined above, as of
September 30, 2013.

This report is intended
solely for the
information and use of
management, the
shareholders of the
SignalPoint Global
Alpha Fund and the
Board of Trustees of the
Mutual Fund Series
Trust, and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.








	BBD, LLP


Philadelphia,
Pennsylvania
November 26, 2013